UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 19, 2026
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
As previously announced, on November 2, 2025, Coeur Mining, Inc., a Delaware corporation (“Coeur”), New Gold Inc., a corporation existing under the laws of the Province of British Columbia, Canada (“New Gold”), and 1561611 B.C. LTD, a corporate organized and existing under the laws of the Province of British Columbia, Canada and a wholly-owned subsidiary of Coeur (“Canadian Sub”), agreed to a strategic business combination transaction (the “Arrangement”). On March 20, 2026 pursuant to the terms and conditions set forth in the Arrangement Agreement, Coeur (through the Canadian Sub) acquired all of the issued and outstanding common shares of New Gold pursuant to a Plan of Arrangement with New Gold becoming a wholly-owned subsidiary of Coeur.

The foregoing descriptions of the Arrangement and Arrangement Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Arrangement Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Coeur on November 3, 2025 and is incorporated by reference herein.

This Amendment No. 1 on Form 8-K/A is being filed by Coeur to amend its Current Report on Form 8-K filed with the SEC on March 23, 2026 (the “Original Form 8-K”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Form 8-K, including the required pro forma financial information. This amendment should be read in conjunction with the Original Form 8-K. No other disclosure from the Original Form 8-K is changed by this amendment.
Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The historical audited consolidated financial statements of New Gold as of December 31, 2025 and 2024 and for the years ended December 31, 2025 and 2024 and the related notes thereto, together with the reports of Deloitte LLP, independent registered public accounting firm, concerning those financial statements and related notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of Coeur and New Gold as of December 31, 2025, and the unaudited pro forma condensed combined statement of comprehensive income of Coeur and New Gold for the year ended December 31, 2025, including the related notes thereto, giving effect to the Arrangement, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited pro forma financial information gives effect to the Arrangement on the basis of, and subject to, the assumptions set forth in accordance with Article 11 of Regulation S-X.

(d)    List of Exhibits

Exhibit No.	Description
2.1*	Arrangement Agreement, dated as of November 2, 2025 by and among Coeur Mining, Inc., New Gold Inc., and 1561611 B.C. LTD. (incorporated by reference to Exhibit 2.1 of Coeur’s Current Report on Form 8-K filed with the SEC on November 3, 2025).
3.1	Amendment to the Certificate of Incorporation of Coeur Mining, Inc., dated March 19, 2026.
23.1	Consent of Deloitte LLP
99.1	Press Release, dated March 23, 2026, issued by Coeur Mining, Inc.
99.2	The historical audited consolidated financial statements of New Gold as of December 31, 2025 and 2024 and for the years ended December 31, 2025 and 2024 and the related notes thereto, together with the reports of Deloitte LLP, independent registered public accounting firm, concerning those financial statements and related notes, incorporated by reference to Exhibit 99.1 of New Gold's report of foreign issuer on Form 6-K, filed with the SEC on March 20, 2026.
99.3	The unaudited pro forma condensed combined balance sheet of Coeur and New Gold as of December 31, 2025, and the unaudited pro forma condensed combined statement of comprehensive income of Coeur and New Gold for the year ended December 31, 2025, including the related notes thereto, giving effect to the Arrangement.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Coeur hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.
Date: May 5, 2026	By: /s/ Thomas S. Whelan
Name: Thomas S. Whelan Title: Executive Vice President and Chief Financial Officer